DEATH BENEFIT OPTION 1


Development of Policy Value

---------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                                         $ 2,259.87

 (B)  Plus Premium Paid in Year 5                                                                           1,000.00

 (C)  Minus Premium Load                                                                                       90.00
      [(7.00% + 0.00% + 2.00%) * $1,000]1
                                                                                                    -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                                    $ 3,169.87
      [ A + B - C ]

 (E)  Minus COI Charges                                                                                        32.68
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 5.00

 (G)  Minus Asset Based Charge -


 (H)  Plus Investment Return 3                                                                                 11.00
      [ ( D - E - F - G ) * (((1+0.06)^(1/365)-0.0162/365)^365)^(1/12) - ( D - E - F - G) ]
                                                                                                    -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                                          $ 3,143.19
      [ D - E - F - G + H ]

--------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.00^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.87% and M&E charge of .75%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                     $ 3,143.19

 (K)  Less Surrender Charge 375.75 (see calculation below)
                                                                   -------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 2,767.44
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                              $ 5.01

 (2)  Surrender Charge Multiplier for Year 5                               0.75

 (3)  Face Amount                                                    100,000.00

 (4)  Surrender Charge Percentage                                          100%
                                                                   -------------

 (5)  Surrender Charge                                                 $ 375.75
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                  $ 3,143.19

 (N) Applicable Percentage 1.91
                                                             ----------------

 (O)  Minimum Death Benefit                                       $ 6,003.49
      [ M * N ]

 (P)  Death Benefit 100,000.00
                                                             ----------------

 (Q)  Death Benefit at the End of Year 5, Month 1               $ 100,000.00
      [ Maximum of O and P ]


Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 2,259.87      $ 1,000.00        $ 90.00       $ 3,169.87      $32.68     $ 5.00         $ -       $ 3,143.19
    2             3,143.19               -              -         3,143.19      $32.69     $ 5.00         $ -       $ 3,116.41
    3             3,116.41               -              -         3,116.41      $32.70     $ 5.00         $ -       $ 3,089.52
    4             3,089.52               -              -         3,089.52      $32.71     $ 5.00         $ -       $ 3,062.53
    5             3,062.53               -              -         3,062.53      $32.72     $ 5.00         $ -       $ 3,035.43
    6             3,035.43               -              -         3,035.43      $32.73     $ 5.00         $ -       $ 3,008.23
    7             3,008.23               -              -         3,008.23      $32.73     $ 5.00         $ -       $ 2,980.93
    8             2,980.93               -              -         2,980.93      $32.74     $ 5.00         $ -       $ 2,953.53
    9             2,953.53               -              -         2,953.53      $32.75     $ 5.00         $ -       $ 2,926.02
   10             2,926.02               -              -         2,926.02      $32.76     $ 5.00         $ -       $ 2,898.40
   11             2,898.40               -              -         2,898.40      $32.77     $ 5.00         $ -       $ 2,870.68
   12             2,870.68               -              -         2,870.68      $32.78     $ 5.00         $ -       $ 2,842.85

--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $100,000     $100,000       $ 375.75       $2,767.44
    2         $100,000     $100,000       $ 375.75        2,740.66
    3         $100,000     $100,000       $ 375.75        2,713.77
    4         $100,000     $100,000       $ 375.75        2,686.78
    5         $100,000     $100,000       $ 375.75        2,659.68
    6         $100,000     $100,000       $ 375.75        2,632.48
    7         $100,000     $100,000       $ 375.75        2,605.18
    8         $100,000     $100,000       $ 375.75        2,577.78
    9         $100,000     $100,000       $ 375.75        2,550.27
   10         $100,000     $100,000       $ 375.75        2,522.65
   11         $100,000     $100,000       $ 375.75        2,494.93
   12         $100,000     $100,000       $ 375.75        2,467.10

DEATH BENEFIT OPTION 2


Development of Policy Value

--------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                                         $ 2,234.99

 (B)  Plus Premium Paid in Year 5                                                                           1,000.00

 (C)  Minus Premium Load                                                                                       90.00
      [(7.00% + 0.00% + 2.00%) * $1,000]1
                                                                                                    -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                                    $ 3,144.99
      [ A + B - C ]

 (E)  Minus COI Charges                                                                                        33.75
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 5.00

 (G)  Minus Asset Based Charge -


 (H)  Plus Investment Return 3                                                                                 10.91
      [ ( D - E - F - G ) * (((1+0.06)^(1/365)-0.0162/365)^365)^(1/12) - ( D - E - F - G) ]
                                                                                                    -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                                          $ 3,117.15
      [ D - E - F - G + H ]

--------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.00^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.87% and M&E charge of .75%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                   $ 3,117.15

 (K)  Less Surrender Charge 375.75 (see calculation below)
                                                                --------------

 (L)  Surrender Value at the End of Year 5, Month 1                $ 2,741.40
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                            $ 5.01

 (2)  Surrender Charge Multiplier for Year 5                             0.75

 (3)  Face Amount                                                  100,000.00

 (4)  Surrender Charge Percentage                                        100%
                                                                --------------

 (5)  Surrender Charge                                               $ 375.75
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 1, Month 1                      $ 3,117.15

 (N) Applicable Percentage 1.91
                                                                  --------------

 (O)  Minimum Death Benefit                                           $ 5,953.76
      [ M * N ]

 (P)  Death Benefit 103,117.15 [Face Amount + Policy Value]
                                                                  --------------

 (Q)  Death Benefit at the End of Year 1, Month 1                   $ 103,117.15
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 2,234.99      $ 1,000.00        $ 90.00       $ 3,144.99      $33.75     $ 5.00         $ -       $ 3,117.15
    2             3,117.15               -              -         3,117.15      $33.75     $ 5.00         $ -       $ 3,089.21
    3             3,089.21               -              -         3,089.21      $33.75     $ 5.00         $ -       $ 3,061.17
    4             3,061.17               -              -         3,061.17      $33.75     $ 5.00         $ -       $ 3,033.03
    5             3,033.03               -              -         3,033.03      $33.75     $ 5.00         $ -       $ 3,004.80
    6             3,004.80               -              -         3,004.80      $33.75     $ 5.00         $ -       $ 2,976.47
    7             2,976.47               -              -         2,976.47      $33.75     $ 5.00         $ -       $ 2,948.04
    8             2,948.04               -              -         2,948.04      $33.75     $ 5.00         $ -       $ 2,919.51
    9             2,919.51               -              -         2,919.51      $33.75     $ 5.00         $ -       $ 2,890.88
   10             2,890.88               -              -         2,890.88      $33.75     $ 5.00         $ -       $ 2,862.15
   11             2,862.15               -              -         2,862.15      $33.75     $ 5.00         $ -       $ 2,833.32
   12             2,833.32               -              -         2,833.32      $33.75     $ 5.00         $ -       $ 2,804.38


--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $100,000     $103,117       $ 375.75       $2,741.40
    2         $100,000     $103,089       $ 375.75        2,713.46
    3         $100,000     $103,061       $ 375.75        2,685.42
    4         $100,000     $103,033       $ 375.75        2,657.28
    5         $100,000     $103,005       $ 375.75        2,629.05
    6         $100,000     $102,976       $ 375.75        2,600.72
    7         $100,000     $102,948       $ 375.75        2,572.29
    8         $100,000     $102,920       $ 375.75        2,543.76
    9         $100,000     $102,891       $ 375.75        2,515.13
   10         $100,000     $102,862       $ 375.75        2,486.40
   11         $100,000     $102,833       $ 375.75        2,457.57
   12         $100,000     $102,804       $ 375.75        2,428.63